UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 22, 2006



                              Pharma-Bio Serv, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                   000-50956                 20-0653570
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


        373 Mendez Vigo, Suite 110, Dorado, Puerto Rico          00646
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              (Address of principal executive offices)         (Zip Code)


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                         Lawrence Consulting Group, Inc.
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                   (Former name, if changed since last report)


Registrant's telephone number, including area code: (787) 278-2709

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

      On February 22, 2006, we elected Mark Fazio as executive vice president and chief operating officer. Mr. Fazio, 50, is also the general partner of Fazio Enterprises, LP, a commercial real estate and development company. From 2005 until February 2006, Mr. Fazio was general manager of Thermo-IVS compliance Services, a division of Thermo Electron Corporation, a company that provided laboratory products and services. From 2003 until 2005, Mr. Fazio was vice president and general manager of Kendro-IVS Compliance Services, a division of Kendro LP, which provided laboratory products and services. During From 1995 until 2003, he was president and chief executive officer of IVS Inc., a company which is in a business similar to ours.

      In January 2006, we acquired certain assets of a United States based company that performs consulting services for the pharmaceutical and biotech industries from Mr. Fazio for $300,000. The acquired assets include a client list and a validation compliance service business. One-third of the purchase price was paid in January 2006, one-third is payable on March 31, 2006 and one-third is payable on June 30, 2006. We also hired eleven former employees of the business.

ITEM 5.03. AMENDMENT TO CERTIFICATE OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      On February 22, 2006, we changed our fiscal year to the fiscal year ended October 31. The change in fiscal year will be reflected in our Form 10-QSB for the quarter ended January 31, 2006. The change of fiscal year results from our acquisition of Plaza Consulting Group, Inc. in January 2006 in a transaction accounted for as a reverse acquisition. As a result, Plaza is the accounting acquiring entity, and our historical financial statements will reflect the operations of Plaza, as if Plaza had made the acquisition. The audited financial statements of Plaza for its fiscal year ended October 31, 2005 and the two years in the period then ended are included in our Current Report on Form 8-K with a report date of January 25, 2006 and a filing date of January 31, 2006.

      On February 27, 2006, we filed a certificate of ownership and merger merging our wholly-owned subsidiary, Pharma-Bio Serv, Inc., into us. As a result of the filing of this certificate, our corporate name was changed to Pharma-Bio Serv, Inc.

ITEM 8.01 OTHER EVENTS.

      On February 27, 2006, our corporate name was changed to Pharma-Bio Serv, Inc.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


      Exhibits

      99.1 Certificate of Ownership and Merger merging Pharma-Bio Serv, Inc. into the Registrant




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PHARMA-BIO SERV, INC.
                                    (formerly Lawrence Consulting Group, Inc.)
                                                  (Registrant)

Date: February 28, 2006             /s/ Elizabeth Plaza
                                        ----------------------------------------
                                        Elizabeth Plaza, Chief Executive Officer



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